SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 11, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


          Pennsylvania                0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               On September 11, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced today its subsidiary, IDT, Inc., in conjunction with HemoCleanse, Inc., has entered into an agreement with the University of Texas Medical Branch at Galveston (UTMB) to begin a human clinical trial in October 1997. The trial will
utilize   the  ThermoChem  System  and  disposables  to  deliver
extracorporeal whole-body hyperthermia (WBH) to treat patients with metastatic non-small cell lung cancer (NSCLC). The ThermoChem System was formerly known as the BioLogic-HT System.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/  Fred E. Cooper
                                           Fred E. Cooper, CEO

DATED:  September 11, 1997


BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


  BIOCONTROL SUBSIDIARY, IDT, TO CONDUCT CANCER STUDY WITH THE
         UNIVERSITY OF TEXAS MEDICAL BRANCH AT GALVESTON

     Pittsburgh, PA - September 11, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that its subsidiary, IDT, Inc., in conjunction with HemoCleanse, Inc., has entered into an
agreement  with  the  University  of  Texas  Medical  Branch   at
Galveston (UTMB) to begin a human clinical trial in October 1997. The trial will utilize the ThermoChem System and disposables to deliver extracorporeal whole-body hyperthermia (WBH) to treat patients with metastatic non-small cell lung cancer (NSCLC). Non-small cell lung cancer is a combination of at least three different malignant cell structures found in the tissues of the lungs.
      The ThermoChem System was formerly known as the BioLogic-HT
System.
      Lung cancer remains a major cause of cancer morbidity and mortality in the United States, with an estimated 177,000 new cases of lung cancer in 1996, according to the American Cancer Society. One of the objectives of the clinical trial is to evaluate the ThermoChem System for the use in the treatment of metastatic NSCLC with regard to patient selection, tumor response, patient performance status, and patient survival. The follow-up of the
patients   is  patterned  after  the  Southwest  Oncology   Group
protocols, which are considered state-of-the-art studies to follow response of cancer to the therapy. With current treatment
modalities,   including  radiation  therapy,  chemotherapy,   and
surgery, only limited relief from the disease is realized and patient survival extends to only approximately 15 months beyond treatment.
     The study will be conducted at the General Clinical Research
Center  (GCRC)  at  UTMB,   which is supported  by  the  National
Institutes of Health (NIH). This is the only WBH study for metastatic NSCLC approved by the FDA.
      WBH is a therapy in which the core body temperature is raised to 42.5 degrees C for one hour or more by direct extracorporeal heating of the blood.
     The ThermoChem System can effectively remove a wide range of chemicals and toxins from the blood, while maintaining a balance of electrolytes and important nutrients, which the company
believes   is   necessary   to   safely   administer   whole-body
hyperthermia.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, Pennsylvania and is involved in the development and manufacture of biomedical devices and environmental products. IDT, Inc., a wholly-owned subsidiary of Biocontrol also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to
the   ThermoChem   System   and   related   disposables,   while
HemoCleanse, Inc. of West Lafayette, IN, holds the exclusive worldwide manufacturing rights.